UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 28, 2006

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA 19341

(Address of Principal Executive Offices including Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 28, 2006, ViroPharma Incorporated (the “Company”) issued a press release announcing preliminary data from a Phase 1b study of HCV-796, a unique, orally dosed hepatitis C virus (HCV) polymerase inhibitor being co-developed with Wyeth Pharmaceuticals, a division of Wyeth. Preliminary antiviral data are available in the dose range of 100mg BID to 1,000mg BID of HCV-796 dosed over a 14 day period in combination with pegylated interferon alfa-2b. A copy of the press release is set forth as Exhibit 99.1 attached hereto.

On August 29, 2006, the Company issued a press release announcing the presentation of additional preclinical data on HCV-796, at the 13th International Meeting on Hepatitis C Virus & Related Viruses in Cairns, Australia. A copy of the press release is set forth as Exhibit 99.2 attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 28, 2006.

99.2	Press Release dated August 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: August 29, 2006	By:	/s/ Thomas F. Doyle
Thomas F. Doyle
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description
99.1	Press Release dated August 28, 2006.

99.2	Press Release dated August 29, 2006.